Exhibit 99.1

PACIFIC GAS AND ELECTRIC COMPANY	OCTOBER 31, 2005

Computational Materials

PACIFIC GAS AND
ELECTRIC COMPANY

SELLER AND SERVICER

PG&E Energy Recovery Funding LLC

ISSUER

$845,000,000

Energy Recovery Bonds, Series 2005-2

This material has been prepared for information purposes to support the promotion or marketing of the transaction or matters addressed herein.  It is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy.  This is not a research report and was not prepared by the lead managers’ research departments.  It was prepared by the lead managers’ sales, trading, banking or other non-research personnel.  This material was not intended or written to be used, and it cannot be used by any taxpayer, for the purpose of avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws.  Each taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.  Past performance is not necessarily a guide to future performance.  Please see additional important information and qualifications at the end of this material.

PACIFIC GAS AND ELECTRIC COMPANY	OCTOBER 31, 2005

PG&E Energy Recovery Funding LLC

$845,000,000

Energy Recovery Bonds, Series 2005-2

Transaction Highlights

Class	Size ($)	Tranche Type	Expected Ratings (Moody’s/S&P/Fitch)	Fixed/ Floating	Scheduled Average Life (Years)	Scheduled Payment Window (Months)	Scheduled Maturity Date	Final Legal Maturity Date
A-1	353,000,000	Single Class	Aaa/AAA/AAA	Fixed	2.00	37	6/25/2009	6/25/2011
A-2	371,000,000	Single Class	Aaa/AAA/AAA	Fixed	5.00	34	3/25/2012	3/25/2014
A-3	121,000,000	Single Class	Aaa/AAA/AAA	Fixed	6.83	10	12/25/2012	12/25/2014

Issuer	PG&E Energy Recovery Funding LLC, a special purpose bankruptcy-remote limited liability company wholly owned by PG&E

Seller / Servicer	Pacific Gas and Electric Company (“PG&E”)

Trustee	Deutsche Bank National Trust Company

Joint Lead Managers	Morgan Stanley, Barclays Capital, Citigroup

Co-Managers	ABN AMRO, BNP Paribas, M.R. Beal & Company, Scotia Capital

Financial Advisor to the CPUC	Bear, Stearns & Co. Inc.

Expected Pricing	November 2-3, 2005

Expected Settlement	November 9, 2005

Interest / Principal Payments	Quarterly on the 25th day of March, June, September and December (or if any such date is not a business day, the next succeeding business day)

First Interest / Principal Payment	June 26th, 2006

Day Count Basis	30 / 360

Credit Enhancement

1.               Mandatory true-up mechanism: Enables Dedicated Rate Component (“DRC”) charges to be adjusted to cover scheduled debt service, pay expenses, fund and replenish the overcollateralization subaccount and replenish the capital subaccount

2.               0.50% ($4,225,000) of initial bond balance non-declining capital subaccount funded at closing

3.               0.50% ($4,225,000) of initial bond balance overcollateralization subaccount funded ratably over life of Series 2005-2 Energy Recovery Bonds (“Series 2005-2 ERBs”)

4.               Reserve subaccount: Holds any collections (with the exception of an amount equal to investment earnings on the capital subaccount) in excess of the amounts necessary to pay fees and expenses, scheduled interest and principal and fund the overcollateralization subaccount and the capital subaccount to their required levels

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy.  This material was not prepared by the lead managers’ research departments.  Please refer to important information and qualifications at the end of this material.

PACIFIC GAS AND ELECTRIC COMPANY	OCTOBER 31, 2005

True-up Mechanism

•     Mandatory Annual Routine True-Up Mechanism: Annual Series 2005-2 DRC charge adjustment effective 15 days after filing on January 1

•     Mandatory Quarterly Routine True-Up Mechanisms: After a 5% or greater variance from the expected amortization schedule or after the last scheduled maturity date of the Series 2005-2 ERBs, effective 15 days after filing on April 1, July 1 or October 1

•                  Optional Quarterly Routine True-Up Mechanism: Discretionary, effective 15 days after filing on April 1, July 1 or October 1

•     Mandatory Anniversary Routine True-Up Mechanism: Filing to coincide with Financing Order decision date; no rate change expected

•     Non-Routine True-Up Mechanism: Discretionary, with rate change effective in 90 days

State Pledge

The State of California has pledged that it will neither limit nor alter the DRC charges, recovery property, the financing order, or any rights thereunder until the ERBs together with the interest thereon, are fully paid and discharged, other than the specified true-up adjustments to correct for any over- or under-collections

Series 2005-2 DRC Charge

The Series 2005-2 Recovery Property and other collateral pledged to secure the Series 2005-2 ERBs will be separate from the Recovery Property and other collateral securing the Series 2005-1 ERBs. The Series 2005-2 DRC charge will be separate and in addition to any DRC charge relating to the Series 2005-1 ERBs

Optional Clean-up Call	After the last scheduled maturity date, 5% of initial total principal balance

ERISA Eligibility	Yes, subject to applicable ERISA exemptions

Min. Denomination	$100,000

Use of Proceeds	Retire a portion of Seller’s debt and equity, fund Seller’s capital expenditures and pay transaction expenses

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy.  This material was not prepared by the lead managers’ research departments.  Please refer to important information and qualifications at the end of this material.

PACIFIC GAS AND ELECTRIC COMPANY	OCTOBER 31, 2005

Scheduled Amortization

Projected Series 2005-2 ERB Amortization Schedule

Amortization Schedule:

$ Payment Date	Class A-1 Balance	Class A-2 Balance	Class A-3 Balance
Closing	353,000,000	371,000,000	121,000,000
June 2006	328,156,552	371,000,000	121,000,000
September 2006	292,076,499	371,000,000	121,000,000
December 2006	257,526,652	371,000,000	121,000,000
March 2007	228,217,720	371,000,000	121,000,000
June 2007	203,845,599	371,000,000	121,000,000
September 2007	174,797,689	371,000,000	121,000,000
December 2007	147,005,323	371,000,000	121,000,000
March 2008	120,109,322	371,000,000	121,000,000
June 2008	93,319,544	371,000,000	121,000,000
September 2008	61,644,936	371,000,000	121,000,000
December 2008	31,242,637	371,000,000	121,000,000
March 2009	2,358,658	371,000,000	121,000,000
June 2009	—	345,340,188	121,000,000
September 2009	—	312,477,598	121,000,000
December 2009	—	280,843,153	121,000,000
March 2010	—	250,558,866	121,000,000
June 2010	—	220,998,556	121,000,000
September 2010	—	186,592,834	121,000,000
December 2010	—	153,388,874	121,000,000
March 2011	—	121,509,264	121,000,000
June 2011	—	90,366,250	121,000,000
September 2011	—	54,378,823	121,000,000
December 2011	—	19,559,571	121,000,000
March 2012	—	—	107,019,430
June 2012	—	—	74,200,612
September 2012	—	—	36,531,085
December 2012	—	—	—

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy.  This material was not prepared by the lead managers’ research departments.  Please refer to important information and qualifications at the end of this material.

PACIFIC GAS AND ELECTRIC COMPANY	OCTOBER 31, 2005

Scheduled Amortization

Decrement Table to Maturity

Amortization Schedule:

Payment Date	Class A-1 Balance	Class A-2 Balance	Class A-3 Balance
Closing	100%	100%	100%
June 2006	93%	100%	100%
September 2006	83%	100%	100%
December 2006	73%	100%	100%
March 2007	65%	100%	100%
June 2007	58%	100%	100%
September 2007	50%	100%	100%
December 2007	42%	100%	100%
March 2008	34%	100%	100%
June 2008	26%	100%	100%
September 2008	17%	100%	100%
December 2008	9%	100%	100%
March 2009	1%	100%	100%
June 2009	—	93%	100%
September 2009	—	84%	100%
December 2009	—	76%	100%
March 2010	—	68%	100%
June 2010	—	60%	100%
September 2010	—	50%	100%
December 2010	—	41%	100%
March 2011	—	33%	100%
June 2011	—	24%	100%
September 2011	—	15%	100%
December 2011	—	5%	100%
March 2012	—	—	88%
June 2012	—	—	61%
September 2012	—	—	30%
December 2012	—	—	—

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy.  This material was not prepared by the lead managers’ research departments.  Please refer to important information and qualifications at the end of this material.

PACIFIC GAS AND ELECTRIC COMPANY	OCTOBER 31, 2005

Weighted Average Life Sensitivity

The following table highlights the sensitivity of the weighted average life (in years) of the Series 2005-2 ERBs to decreases in forecasted energy consumption. There can be no assurance that the weighted average life of the Series 2005-2 ERBs will be as shown in this table.

Weighted Average Life Sensitivity

Class	Expected Weighted Average Life (“WAL”) (Years)	WAL (yrs) Assuming Uniform Annual Decline From Forecasted Electricity Consumption
		-5%		-15%
		WAL	Change	WAL	Change
A-1	2.00	2.01	0.01	2.14	0.14
A-2	5.00	5.00	—	5.07	0.07
A-3	6.83	6.83	—	6.90	0.07

For the purposes of preparing this table, we have assumed, among other things, that:

•            The Series 2005-2 ERBs are issued on November 9, 2005

•            We make all payments on the Series 2005-2 ERBs on each payment date, commencing June 26, 2006

•            Our annualized servicing fees with respect to the Series 2005-2 ERBs equals $760,500

•            There are no net earnings on amounts on deposit in the collection account for the Series 2005-2 ERBs

•            Our annualized operating expenses for the Series 2005-2 ERBs, including all amounts payable to the indenture trustee, amounts payable to our independent director, and all our other fees (not including servicing fees), costs and charges are equal to $35,000

•            DRC charge payments for the Series 2005-2 ERBs are collected and deposited in the general subaccount within the collection account for the Series 2005-2 ERBs in accordance with the financing order, the DRC charge tariff and PG&E’s forecasts

•            The forecast error stays constant over the life of the Series 2005-2 ERBs and is equal to 5% or 15% below the initial forecasted energy consumption each year as stated in the table above

•            Based on its updated forecasts, the servicer will true-up the Series 2005-2 DRC charge so as to ensure the billing of Series 2005-2 DRC charges necessary to generate the collection of amounts expected to be sufficient to (a) pay ongoing fees and expenses, (b) timely provide for all scheduled payments of principal and interest, (c) fund and / or replenish the capital and overcollateralization subaccounts to their required levels, and (d) return, if necessary, the reserve subaccount to a zero balance by a target payment date

•            Routine annual true-ups take effect on January 1 of each year, commencing January 1, 2007

•            Quarterly routine true-up adjustments are implemented only after (i) the actual principal balance of the Series 2005-2 ERBs is 5% or more greater than the scheduled principal balance on the expected amortization schedule for the Series 2005-2 ERBs or (ii) the last scheduled maturity date of the Series 2005-2 ERBs

•            No optional quarterly routine true-ups or non-routine true-ups have been modeled

•            No optional redemption has been exercised

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy.  This material was not prepared by the lead managers’ research departments.  Please refer to important information and qualifications at the end of this material.

PACIFIC GAS AND ELECTRIC COMPANY	OCTOBER 31, 2005

•            Electricity consumption is as forecasted by PG&E

•            Net charge-offs of 0.20% per billing cycle

•            A collection curve reflecting the delay between the billings and the actual receipt of cash that assumes approximately 40.77% of billed amounts will be received by the end of the month in which the billing occurs (which we refer to as the billing cycle), approximately 54.18% will be received by the end of the month after the billing cycle, approximately 3.48% will be received by the end of the month that is two months after the billing cycle, approximately 0.77% will be received by the end of the month that is three months after the billing cycle, approximately 0.28% will be received by the end of the month that is four months after the billing cycle, and approximately 0.33% will be received by the end of the month that is five months after the billing cycle.

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy.  This material was not prepared by the lead managers’ research departments.  Please refer to important information and qualifications at the end of this material.

PACIFIC GAS AND ELECTRIC COMPANY	OCTOBER 31, 2005

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